Intangible Assets, Net (Details 2) - USD ($)	Jun. 30, 2019	Jun. 30, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 165,025
2021	165,025
2022	50,983
2023	46,736
Total	$ 427,769	$ 260,059